UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2015 (September 29, 2015)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On September 28, 2015, Alcoa Inc. (“Alcoa”) issued a press release announcing its plan to separate into two independent, publicly-traded companies: an Upstream Company that will comprise the business units that today make up Global Primary Products – Bauxite, Alumina, Aluminum, Casting and Energy; and a Value-Add Company that will include Global Rolled Products, Engineered Products and Solutions, and Transportation and Construction Solutions. Among other things, the press release indicated that both entities will be capitalized prudently, with the Value-Add Company targeting an investment grade rating and the Upstream Company a strong non-investment grade rating

Alcoa has not as yet described the corporate structure that will be used in the separation transaction. As stated in the press release, the Upstream Company will operate under the Alcoa name. The Upstream Company can operate under the Alcoa name through legal assignment of the name while the Value-Add Company can be given a new name while retaining the legal identity of the existing Alcoa. Alcoa’s current intent is that the debt of Alcoa would be retained by the Value-Add Company for which Alcoa is targeting an investment grade rating.

The information in this Current Report on Form 8-K is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K.

Forward-Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Alcoa’s expectations, assumptions or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding the separation transaction; the future performance of Value-Add Company and Upstream Company if the separation is completed; the expected benefits of the separation; projections of improved profitability, enhanced shareholder value, competitive position, market share, growth opportunities, revenues, cash flow or other financial items of the separated companies; the expected timing of completion of the separation; the expected qualification of the separation as a tax-free transaction; and projections regarding growth of the aerospace, automotive, and other end markets. In making these statements, Alcoa has made assumptions with respect to, among other things: the ability of Value-Add Company and Upstream Company, as applicable, to predict and adapt to changing customer requirements and preferences; supply/demand fundamentals in the aluminum and alumina markets; future capital expenditures, including the amount and nature thereof; trends and developments in the aerospace, automotive, metals engineering (including aluminum and titanium), advanced manufacturing, building and construction, and other sectors of the economy that are related to these sectors; business strategy and outlook; expansion and growth of business and operations; credit risks and potential credit ratings; the ability to obtain financing on acceptable terms or at all; future results being similar to historical results; expectations related to future macroeconomic and market conditions; and other matters, many of which are beyond Alcoa’s control. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Alcoa believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) uncertainties as to the timing of the separation and whether it will be completed; (b) the possibility that various closing conditions for the separation may not be satisfied; (c) failure of the separation to qualify for the expected tax treatment; (d) the possibility that any third-party consents required in connection with the separation will not be received; (e) the impact of the separation on the businesses of Alcoa; (f) the risk that the businesses will not be separated successfully or such separation may be more difficult, time-consuming or costly than expected, which could result in additional demands on Alcoa’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns; (g) material adverse changes in aluminum industry conditions; (h) deterioration in global economic and financial market conditions generally; (i) unfavorable changes in the markets served by Alcoa; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) increases in energy costs; (l) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations (including moving the Upstream Company’s alumina refining and aluminum smelting businesses down on the industry cost curves and increasing revenues and improving margins in the Value-Add Company’s businesses) anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements (including, without limitation, advanced aluminum alloys, Alcoa Micromill, and other materials and processes), and other initiatives; (m) Alcoa’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, or expansions, or international joint ventures; (n) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products; (o) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; (p) the impact of cyber attacks and potential information technology or data security breaches; (q) the potential failure to retain key employees while the separation transaction is pending or after it is completed; (r) the risk that increased debt levels, deterioration in debt protection metrics, contraction in liquidity, or other factors could adversely affect the targeted credit ratings for Value-Add Company or Upstream Company; and (s) the other risk factors discussed in Alcoa’s Form 10-K for the year ended December 31, 2014, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Peter Hong
Name:	Peter Hong
Title:	Vice President and Treasurer

Date: September 29, 2015